Customer Leases, as Lessor (Future Minimum Lease Payments to be Received Under Non-Cancelable Operating Customer Leases) (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2014	Dec. 31, 2013
Customer Leases, as Lessor [Abstract]
2014 (October-December)	$ 50,029	$ 149,158
2015	186,248	121,105
2016	166,060	93,411
2017	130,052	70,203
2018	104,754	54,212
Thereafter	278,147	56,981
Total	$ 915,290	$ 545,070